Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible Assets And Goodwill [Abstract]
Intangible assets
16.	Intangible assets

Intangible assets consist of the following at (in thousands):

	Goodwill	Brand, trademarks & domain names	Customer relationships	Development costs	Total
Cost
At January 1, 2019	$36,043	$6,846	$2,239	$85,479	$130,607
Additions	-	1,899	-	76,140	78,039
Additions acquired through business combinations (1)	305,526	956,508	3,878	2,261	1,268,173
Foreign exchange movements	(502)	64	(107)	53	(492)
At December 31, 2019	341,067	965,317	6,010	163,933	1,476,327
Additions	-	14,000	-	89,282	103,282
Additions acquired through business combinations (1)	15,474	4,826	-	-	20,300
Foreign exchange movements	(20)	4,265	850	216	5,311
At December 31, 2020	356,521	988,408	6,860	253,431	1,605,220
Accumulated amortization
At January 1, 2019	-	(1,940)	(1,526)	(23,796)	(27,262)
Amortization for year	-	(55,044)	(260)	(29,751)	(85,055)
Transfers	-	12	-	-	12
Foreign exchange movements	-	(42)	-	(1,013)	(1,055)
At December 31, 2019	-	(57,014)	(1,786)	(54,560)	(113,360)
Amortization for year	-	(125,325)	(34)	(52,498)	(177,857)
Impairment for year	-	(36,269)	-	-	(36,269)
Foreign exchange movements	-	1,593	(1,806)	1,807	1,594
At December 31, 2020	-	(217,015)	(3,626)	(105,251)	(325,892)
Net book value
At December 31, 2019	341,067	908,303	4,224	109,373	1,362,967
At December 31, 2020	$356,521	$771,393	$3,234	$148,180	$1,279,328

(1) See Note 5 for details

Included within development costs is $36.6 million (2019: $36.8 million) of assets that are under the course of construction. Amortization of this will commence once they are available for use, as intended by the Group’s management.

As of December 31, 2020, Brands, Trademarks and domain names primarily include: Off-White brand with a net carrying amount of $516.1 million and a remaining life of 5.6 years, Stadium Goods brand with a net carrying amount of $101.7 million and a remaining life of 13.0 years, Marcelo Burlon County of Milan brand with a net carrying amount of $63.6 million and a remaining life of 14.6 years, Palm Angels brand with a net carrying amount of $31.2 million and a remaining life of 5.6 years, and Heron Preston brand with a net carrying amount of $25.1 million and a remaining life of 6.6 years.

Development costs relate to development expenses that meet the criteria under IAS 38 - Intangible Assets for capitalization, and includes the development of internal software and technologies related to the enhancement of the Group's Digital Platform.

Amortization for all intangible assets is recognized in selling, general and administrative expenses.

The impairment charge of $36.3 million on intangible assets in 2020 is primarily comprised of $30.5 million related to a reduction in forecasted sales, which decreased the value-in-use of one of the smaller intangible brand assets within New Guards portfolio, and is associated with the Brand Platform reportable operating segment. The remaining $5.8 million impairment charge on intangible assets is related to the closure of our direct consumer-facing channels on JD.com and the associated intangible asset held for the Farfetch Level 1 access button, and is associated with the Digital Platform reportable operating segment.

Goodwill reflects the amount of consideration in excess of the fair value of net assets of business combinations. The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. Goodwill has been allocated to the following CGUs or group of CGUs. For details regarding additions to goodwill refer to Note 5. The goodwill amounts for each CGU or group of CGU consists of the following at December 31 (in thousands):

	2019	2020
CGU
Marketplace (FF.com)	$130,993	$153,086
Browns - Platform	19,015	19,015
CuriosityChina	3,039	3,039
Brand Platform - New Guards	188,020	181,381
Total Goodwill	$341,067	$356,521

In finalizing the purchase price allocation of the New Guards acquisition, we determined a portion of the goodwill ($17.7 million) should be allocated to the Marketplace CGU as synergies arising from the acquisition will benefit the Group’s digital business. Similarly, when finalizing the Ambush acquisition, we allocated $4.4 million of the goodwill to the Marketplace CGU and $6.3 million to the Brand Platform.

The recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use include (i) expected future revenue growth rates, including the terminal growth rate; (ii) anticipated operating margins; and (iii) the discount rates to be applied to the estimated future cash flows. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs and the group of units. The growth rates are based on revenue growth forecasts.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next three years. Forecasts are extended to five or nine years using management’s best estimates, according to the nature and maturity of each CGU. The Group believes this period range is appropriate to capture the high growth rates seen in the markets in which our CGUs operate.

The key assumptions for the value in use calculations are the revenue growth rates and the pre-tax discount rates. The Group extrapolates the cash flows in the fifth or ninth year based on an estimated growth rate of 2% (2019: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax discount rate used to discount the forecast cash flows ranges from 9.6% to 11.2% (2019: 7.7% to 11.7%). The pre-tax discount rate applied is derived from a market participant’s estimated weighted average cost of capital. The assumptions used in the calculation of the Group’s weighted average cost of capital are benchmarked to externally available data.

At the end of March 2020, the Group recognized that the COVID-19 pandemic constituted a triggering event in accordance with IAS 36 – Impairment of Assets – and had therefore performed an impairment assessment of its goodwill and other intangible assets, and based on current forecast information at the time, there were no impairments identified.

Management has performed sensitivities on key assumptions and based upon these believe that there are no indicators of impairment.

The recoverable amount of each CGU would equal its carrying amount if the key assumptions were to change as follows:

	Marketplace (FF.com)	Browns – Platform	CuriosityChina	Brand Platform – New Guards
Budgeted annual revenue growth (change in pp)	(8)	(9)	(3)	(25)
Pre-tax discount rate (change in pp)	21	3	2	14
Long term growth rate (change in pp)	(12)	(8)	(3)	(35)